UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2010

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Northwest Pipe Company

5721 SE Columbia Way Suite 200

Vancouver WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On July 23, 2010, Northwest Pipe Company (the “Company”) and Prudential Investment Management, Inc. and certain of its affiliates (“Prudential”) entered into a Fifth Amendment to Amended and Restated Note Purchase and Private Shelf Agreement (the “Note Purchase Amendment”). The Note Purchase Amendment amends the Amended and Restated Note Purchase and Private Shelf Agreement dated May 31, 2007, as amended to date (the “Note Purchase Agreement”). The Note Purchase Amendment effects certain changes to the terms of the Note Purchase Agreement, including: (i) temporarily suspending the application of certain financial covenants under the Note Purchase Agreement for the quarter ended June 30, 2010, (ii) extending the dates by which the Company is required to deliver to Prudential audited financial statements prepared in accordance with generally accepted accounting principles for the year ended December 31, 2009, and financial statements prepared in accordance with generally accepted accounting principles for the quarter ended March 31, 2010; (iii) changing the definition of “Consolidated EBITDA” to exclude certain extraordinary gains and losses and certain costs and expenses incurred by the Company; and (iv) requiring the Company to deliver to Prudential certain cash flow forecasts and a revised financial projection model and business plan. The foregoing description of the Note Purchase Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Amendment, which is filed herewith as Exhibit 10.1 to this Report, and is incorporated herein by reference.

Item 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As previously disclosed, the Company received a staff determination letter from the Nasdaq Stock Market (“Nasdaq”) on May 11, 2010 stating that, because the Company had not filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and its Annual Report on Form 10-K for the year ended December 31, 2009 on or before May 10, 2010, trading of the Company’s common stock would be suspended from the Nasdaq Global Select Market at the opening of business on May 20, 2010 unless the Company requested an appeal of the Nasdaq staff’s delisting determination. Also as previously disclosed, the Company requested an appeal of the Nasdaq staff’s delisting determination to a Nasdaq Hearings Panel, and the hearing before the Hearings Panel occurred on June 24, 2010. On July 23, 2010, the Company received from Nasdaq the written decision of the Hearings Panel, which states that the Hearings Panel has determined to continue the listing of the Company’s shares on the Nasdaq Global Select Market, subject to the condition that the Company, on or before November 8, 2010, shall file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, its Annual Report on Form 10-K for the year ended December 31, 2009, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1	Fifth Amendment to Amended and Restated Note Purchase Agreement, by and among Northwest Pipe Company and Prudential Investment Management, Inc. and certain of its affiliates

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 29, 2010.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Stephanie J. Welty
Stephanie J. Welty, Senior Vice President and Chief Financial Officer